July 26, 2024

WESTWOOD FUNDS

Fund	Institutional Shares	A Class Shares	C Class Shares	F Class Shares
Westwood Global Real Estate Fund	KIRYX	KIRAX	KIRCX	--
Westwood Real Estate Income Fund	KIFYX	KIFAX	KIFCX	--
Westwood Broadmark Tactical Growth Fund	FTGWX	FTAGX	FTGOX	--
Westwood Broadmark Tactical Plus Fund	SBTIX	SBTAX	SBTCX	BTPIX

Series of Ultimus Managers Trust

Supplement to the Prospectus

dated February 28, 2024, as supplemented on
March 31, 2024 and April 2, 2024

This supplement updates certain information in the Prospectus for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, Westwood Broadmark Tactical Growth Fund and Westwood Broadmark Tactical Plus Fund (each, a “Fund,” collectively, the “Funds”), each a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or Statement of Additional Information, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

Effective immediately, the following changes are made in the Prospectus for the Funds.

In accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, each Fund’s primary benchmark is revised as noted below. A Fund’s secondary benchmark provides a means to compare the Fund’s average annual returns to a benchmark that the Fund’s investment adviser believes is representative of the Fund’s investment universe.

Fund Name	Primary Benchmark	Secondary Benchmark
Westwood Global Real Estate Fund	MSCI World Index	FTSE EPRA/NAREIT Developed Index
Westwood Real Estate Income Fund	Bloomberg U.S. Aggregate Bond Index	ICE BofA Fixed Rate Preferred Securities Index
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Fund Name	Primary Benchmark	Secondary Benchmark
Westwood Broadmark Tactical Growth Fund	S&P 500 Index	HRFX Equity Hedge Index
Westwood Broadmark Tactical Plus Fund	S&P 500 Index	HRFX Equity Hedge Index

The following replaces, in its entirety, under C Class Shares, the last paragraph under “Features” in the table in the section entitled “Purchasing, Selling and Exchanging Fund Shares – How to Choose a Share Class” on page 80 of the Prospectus:

C Class Shares automatically convert to A Class Shares after 5 years, provided that records held by the Funds or your financial intermediary verify C Class Shares have been held for at least 5 years. The original purchase date of C Class Shares of a Predecessor Fund will be used to calculate the conversion of C Class Shares to A Class Shares.

The following replaces, in its entirety, the paragraph in the section entitled “Purchasing, Selling and Exchanging Fund Shares – Automatic Conversion of C Class Shares to A Class Shares” on page 88 of the Prospectus:

Automatic Conversion of C Class Shares to A Class Shares

C Class Shares automatically convert to A Class Shares in the same Fund after 5 years, provided that the Fund or the financial intermediary through which the shareholder purchased the C Class Shares has records verifying that the C Class Shares have been held for at least 5 years. Due to operational limitations at your financial intermediary, your ability to have your C Class Shares automatically converted to A Class Shares may be limited. (For example, automatic conversion of C Class Shares to A Class Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such C Class Shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of C Class Shares to A Class Shares would occur on the basis of the relative NAVs of the two classes without the imposition of any sales charges or other charges. C Class Shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to A Class Shares on a pro rata basis with the C Class Shares. For purposes of calculating the time period remaining on the conversion of C Class Shares to A Class Shares, C Class Shares received on exchange retain their original purchase date. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of C Class Shares to A Class Shares in the same Fund. The original purchase date of C Class Shares of a Predecessor Fund will be used to calculate the conversion of C Class Shares to A Class Shares.

The following information relating to financial intermediaries J.P. Morgan Securities LLC and Oppenheimer & Co. Inc. has been added to the Prospectus under the section entitled “Appendix B – Intermediary-Specific Sales Charge Discounts and Waivers”:

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J.P. Morgan Securities LLC

If you purchase or hold Fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

•	Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same Fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
•	Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.
•	Shares of Funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
•	Shares purchased through rights of reinstatement.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family).
•	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

•	A shareholder in the Fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same Fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

•	Shares sold upon the death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
•	Shares purchased in connection with a return of excess contributions from an IRA account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
•	Shares acquired through a right of reinstatement.

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Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

•	Breakpoints as described in the prospectus.
•	Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Oppenheimer & Co. Inc.

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

-	Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
-	Shares purchased by or through a 529 Plan
-	Shares purchased through a OPCO affiliated investment advisory program
-	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family)
-	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
-	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
-	Employees and registered representatives of OPCO or its affiliates and their family members
-	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

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CDSC Waivers on A, B and C Shares available at OPCO

-	Death or disability of the shareholder
-	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
-	Return of excess contributions from an IRA Account
-	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
-	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
-	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

-	Breakpoints as described in this prospectus.
-	Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.

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